DREYFUS GROWTH OPPORTUNITY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is a pleasure to once again have the opportunity to correspond with you regarding the Dreyfus Growth Opportunity Fund, Inc. This report covers the semi-annual period ended August 31, 1996, during which the Fund's total return was 1.36%* compared to 2.96% for the Standard and Poor's 500 Composite Stock Price Index.**
ECONOMIC REVIEW
    The robust pace of the U.S. economy in the first half of the calendar year was broken only temporarily by July's sluggishness. Somewhat faster growth is again evident as summer ends. However, above-trend economic expansion this year has raised fears of higher future inflation, even while reported inflation remains tame. These inflation fears pushed bond yields higher and built expectations for a Federal Reserve Board tightening.
    This year's economic strength is due to robust domestic demand that has kept inventories lean. Real Gross Domestic Product grew 3.4% in the first half, driven largely by consumer spending and housing investment, although homebuilding saw slower activity. Industrial output likewise surged, although producers bent on meeting demand have been unable to also rebuild inventory. Support for sustained consumer spending growth is coming from new jobs, wage increases, low summer utility bills and a fall hike in the minimum wage. In addition, new orders for exports and capital goods-both sluggish sectors this summer-have recently reaccelerated. Corporate profits, however, are not sharing this year's prosperity as profit growth is now decelerating.
    Core consumer price inflation remains moderate, although rising food and energy prices have begun to pull the overall inflation rate higher and wage increases have accelerated in this year's tight labor market. As a result, reports of a faster economic pace have boosted fears of accelerated inflation and bond yields have risen substantially; short-term market rates have also surged on expectations of a Federal Reserve tightening in coming months. So far, long-term rates have risen more than short-term rates, forcing the yield curve to steepen. A steep yield curve is usually supportive of sustained growth in the real economy.
MARKET OVERVIEW
    The securities markets remained robust, as we said, through a good part of the last 12 months but stumbled in late June and July of this year. The summer sell-off was due to a number of factors, among them the higher price levels and price-to-earnings ratios that many stocks had already achieved, and indications that corporate profits might not be as strong in the last half of the year as in the first half. The overriding influence, however, was the market's anticipation of what the Federal Reserve might do about interest rates.
    In late 1995 and early 1996, the Fed was preoccupied with offsetting economic weakness, and that occasioned the series of cuts in short-term rates initiated by the Fed, the last one occurring at the end of January, 1996. After that, through August 31, the Fed adopted a hands-off posture in regard to interest rates. However, the stock and bond markets expected the Fed to shift gears and slam on the monetary brakes as the economy continued to expand.

    These fears of an anti-inflation move by the Fed were particularly acute in June and July, leading to a sharp shakeout in security prices-among bonds as well as stocks. The technology stocks were affected the most, but large capitalization blue chips also experienced setbacks. Bond prices slumped as interest rates rose.
    As July gave way to August, the markets appeared to make an adjustment to the interest rate outlook, and regained some of the ground lost earlier. However, high anxiety still prevailed as the country moved into the Fall season, bringing with it the unknowns of the pending Presidential and Congressional elections.
FUNDAMENTAL ANALYSIS
    We are practitioners of, and passionate believers in, fundamental security analysis. This method of determining the value of a security starts with our analysts and often our portfolio managers communicating directly with the management of companies which are either current investments or are being considered for investment in Dreyfus mutual funds. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as a company's customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.
    It is a massive undertaking for us, especially given the thousands of securities which are available for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus currently employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are solely dedicated to finding the best investments for our clients, the mutual fund shareholders. Their work is proprietary: It is only distributed internally to our portfolio managers, and forms the basis for security selection in the mutual funds.
    Much like the complete and thorough mixture of information that we build to make investment decisions, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some are relatively young and some are veterans, providing a blend of energy and experience. This diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors. The reason, of course, is that through an increase in demand for ownership of a security the price of that security rises.
PORTFOLIO FOCUS
    Investment results during the semi-annual period benefited from holdings such as Newell, Reebok International, Storage Technology, Intel, Chase Manhattan, PMI Group, Sandoz AG, Warner-Lambert, AlliedSignal, Price/Costco and NorAm Energy. Performance results were penalized by holdings including Sensormatic Electronics, First Brands, Grand Casinos, Westinghouse Electric, Olin and AT&T.

    Thank you for your trust and the privilege of managing your assets. All of Dreyfus continues to work diligently on your behalf.
                              Sincerely,

                          [Timothy M. Ghriskey signature logo]

                              Timothy M. Ghriskey
                              Portfolio Manager
September 12, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**    SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                          AUGUST 31, 1996 (UNAUDITED)
COMMON STOCKS-98.9%                                                                                  SHARES             VALUE
                                                                                                     -------           -------
  COMMERCIAL SERVICES-1.9%           Sensormatic Electronics................                         421,000    $    7,735,875
                                                                                                                       -------
  CONSUMER DURABLES-2.3%             Newell.................................                         300,000         9,337,500
                                                                                                                       -------
  CONSUMER
    NON-DURABLES-11.4%               First Brands                                                    360,000         8,190,000
                                     Jones Apparel Group....................                          36,300 (a)     2,010,113
                                     Kimberly-Clark.........................                         113,100         8,864,212
                                     Philip Morris Cos......................                          95,000         8,526,250
                                     Reebok International...................                         265,000         9,540,000
                                     Warnaco Group, Cl. A...................                         380,000         9,405,000
                                                                                                                       -------
                                                                                                                    46,535,575
                                                                                                                       -------
  CONSUMER SERVICES-1.3%             Grand Casinos..........................                         292,500 (a)     5,301,563
                                                                                                                       -------
  ELECTRONIC
    TECHNOLOGY-13.4%                 Digital Equipment......................                         200,000 (a)     7,725,000
                                     Intel..................................                         125,000         9,976,563
                                     Lockheed Martin........................                         100,000         8,412,500
                                     Perkin-Elmer...........................                         180,000         9,337,500
                                     Storage Technology.....................                         290,000 (a)    10,983,750
                                     United Technologies....................                         74,000          8,343,500
                                                                                                                       -------
                                                                                                                    54,778,813
                                                                                                                       -------
  ENERGY MINERALS-8.4%               Amerada Hess...........................                         180,000         9,157,500
                                     Phillips Petroleum.....................                         215,000         8,707,500
                                     Tosco..................................                         165,000         7,920,000
                                     Unocal.................................                         245,000         8,391,250
                                                                                                                       -------
                                                                                                                    34,176,250
                                                                                                                       -------
  FINANCE-8.2%                       Ahmanson (H.F.)........................                         360,000         9,090,000
                                     Chase Manhattan........................                         115,000         8,553,125
                                     Fleet Financial Group..................                         195,000         8,141,250
                                     PMI Group..............................                         160,000         7,820,000
                                                                                                                       -------
                                                                                                                    33,604,375
                                                                                                                       -------
  HEALTH SERVICES-3.1%               Columbia/HCA Healthcare................                         155,000         8,738,125
                                     Value Health...........................                         239,000 (a)     3,794,125
                                                                                                                       -------
                                                                                                                    12,532,250
                                                                                                                       -------
  HEALTH TECHNOLOGY-8.8%             Baxter International...................                         195,000         8,701,875
                                     Bristol-Myers Squibb...................                         100,000         8,775,000
                                     Sandoz AG..............................                           6,700         7,963,046
                                     Warner-Lambert.........................                         180,000        10,710,000
                                                                                                                       -------
                                                                                                                   36,149,921
                                                                                                                       -------
  INDUSTRIAL SERVICES-1.0%           Cooper Cameron.........................                          80,000 (a)     4,220,000
                                                                                                                       -------

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               AUGUST 31, 1996 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                            SHARES             VALUE
                                                                                                     -------           -------

  NON-ENERGY MINERALS-2.1%           CEMEX, S.A.............................                       2,045,000    $    8,476,963
                                                                                                                       -------
  PROCESS INDUSTRIES-11.8%           Hoechst................................                         241,000         8,439,879
                                     National Service Industries............                         230,000         8,740,000
                                     Tenneco................................                         160,000         7,960,000
                                     Union Carbide..........................                         195,000         8,433,750
                                     Westinghouse Electric..................                         462,500         7,573,437
                                     Witco..................................                         240,000         7,260,000
                                                                                                                       -------
                                                                                                                    48,407,066
                                                                                                                       -------
  PRODUCER
    MANUFACTURING-8.6%               AlliedSignal...........................                         150,000         9,262,500
                                     Masco..................................                         280,000         8,155,000
                                     Olin...................................                         105,000         8,321,250
                                     Raychem................................                         135,000         9,264,375
                                                                                                                       -------
                                                                                                                    35,003,125
                                                                                                                       -------
  RETAIL STORES-6.2%                 K mart.................................                         745,000         7,450,000
                                     Pier 1 Imports.........................                         565,000         9,463,750
                                     Price/Costco...........................                         434,000 (a)     8,625,750
                                                                                                                       -------
                                                                                                                    25,539,500
                                                                                                                       -------
  TRANSPORTATION-2.0%                Burlington Northern Santa Fe...........                         100,000         8,000,000
                                                                                                                       -------
  UTILITIES-8.4%                     AT&T...................................                         125,000         6,562,500
                                     Entergy................................                         290,000         7,358,750
                                     Hong Kong Telecom, A.D.R...............                         490,000         8,268,750
                                     NorAm Energy...........................                         830,000         12,138,750
                                                                                                                       -------
                                                                                                                    34,328,750
                                                                                                                       -------
                                     TOTAL COMMON STOCKS
                                       (cost $394,684,145)..................                                      $404,127,526
                                                                                                                       =======
                                                                                                  PRINCIPAL
SHORT-TERM INVESTMENTS-2.3%                                                                         AMOUNT
                                                                                                     -------
  U.S. GOVERNMENT AGENCIES;          Federal Home Loan Mortgage,
                                       5.18%, 9/3/1996
                                       (cost $9,367,303)....................                   $   9,370,000    $    9,367,303
                                                                                                                       =======
TOTAL INVESTMENTS (cost $404,051,448).......................................                         101.2%       $413,494,829
                                                                                                        ====           =======
LIABILITIES, LESS CASH AND RECEIVABLES......................................                           (1.2%)   $   (4,851,639)
                                                                                                        ====           =======
NET ASSETS..................................................................                         100.0%       $408,643,190
                                                                                                        ====           =======

NOTE TO STATEMENT OF INVESTMENTS;
(a)          Non-income producing.
See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              AUGUST 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $404,051,448)--see statement....................................                                      $413,494,829
    Cash....................................................................                                           221,934
    Receivable for investment securities sold...............................                                         1,468,939
    Dividends receivable....................................................                                           821,868
    Receivable for subscriptions to Common Stock subscribed.................                                            21,000
    Prepaid expenses........................................................                                            81,593
                                                                                                                       -------
                                                                                                                   416,110,163
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                       $   346,940
    Payable for Common Stock redeemed.......................................                         3,786,591
    Payable for investment securities purchased.............................                         3,280,350
    Accrued expenses........................................................                            53,092       7,466,973
                                                                                                      ------           -------
NET ASSETS..................................................................                                      $408,643,190
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $351,365,234
    Accumulated undistributed investment income--net........................                                         2,306,656
    Accumulated undistributed net realized gain on investments..............                                        45,527,460
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                         9,443,840
                                                                                                                       -------
NET ASSETS at value applicable to 42,179,857 shares outstanding
    (100 million shares of $.01 par value Common Stock authorized)..........                                      $408,643,190
                                                                                                                       =======
NET ASSET VALUE, offering and redemption price per share
    ($408,643,190 / 42,179,857 shares)......................................                                             $9.69
                                                                                                                       =======







See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF OPERATIONS                                                              SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $34,372 foreign taxes withheld at source)......                   $  4,088,390
      Interest..............................................................                        365,721
                                                                                                    -------
            TOTAL INCOME....................................................                                     $   4,454,111
    EXPENSES:
      Management fee--Note 3(a).............................................                      1,577,177
      Shareholder servicing costs--Note 3(b)................................                        543,053
      Directors' fees and expenses--Note 3(c)...............................                         35,177
      Professional fees.....................................................                         29,145
      Registration fees.....................................................                         24,912
      Custodian fees-Note 3(b)..............................................                         23,051
      Prospectus and shareholders' reports..................................                          5,438
      Miscellaneous.........................................................                          1,139
                                                                                                    -------
            TOTAL EXPENSES..................................................                                         2,239,092
                                                                                                                       -------
            INVESTMENT INCOME--NET..........................................                                         2,215,019
                                                                                                                       -------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS-Note 4:
    Net realized gain on investments and foreign currency transactions......                    $45,522,225
    Net realized gain on forward currency exchange contracts................                        735,145
                                                                                                    -------
      NET REALIZED GAIN.....................................................                                        46,257,370
    Net unrealized (depreciation) on investments and foreign currency transactions...                              (42,372,858)
                                                                                                                       -------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         3,884,512
                                                                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $   6,099,531
                                                                                                                       =======








See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                                 YEAR ENDED   SIX MONTHS ENDED
                                                                                                 FEBRUARY 29,  AUGUST 31, 1996
                                                                                                     1996        (UNAUDITED)
                                                                                                   --------      ----------
OPERATIONS:
    Investment income--net...............................................                    $    3,652,873   $     2,215,019
    Net realized gain on investments.....................................                        50,930,644         46,257,370
    Net unrealized appreciation (depreciation) on investments for the period                     42,207,027        (42,372,858)
                                                                                                    -------            -------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                        96,790,544          6,099,531
                                                                                                    -------            -------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net...........................................                        (4,560,750)                --
    From net realized gain on investments................................                       (49,121,207)                --
    In excess of net realized gain on investments........................                          (729,910)                --
                                                                                                    -------            -------
      TOTAL DIVIDENDS....................................................                       (54,411,867)                --
                                                                                                    -------            -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold........................................                       328,651,642        130,099,183
    Dividends reinvested.................................................                        52,738,775                 --
    Cost of shares redeemed..............................................                      (376,842,186)      (146,795,077)
                                                                                                    -------            -------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..                         4,548,231        (16,695,894)
                                                                                                    -------            -------
          TOTAL INCREASE (DECREASE) IN NET ASSETS........................                        46,926,908        (10,596,363)
NET ASSETS:
    Beginning of period..................................................                       372,312,645        419,239,553
                                                                                                    -------            -------
    End of period (including undistributed investment income-net:
      $91,637 and $2,303,656, respectively)..............................                     $ 419,239,553      $ 408,643,190
                                                                                                    =======            =======

                                                                                                    SHARES             SHARES
                                                                                                    -------            -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold..........................................................                        34,615,381         13,306,177
    Shares issued for dividends reinvested...............................                         5,855,690                 --
    Shares redeemed......................................................                       (39,577,869)       (14,984,467)
                                                                                                    -------            -------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING......................                           893,202         (1,678,290)
                                                                                                    =======            =======



See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                             SIX MONTHS ENDED
                                                                     FISCAL YEAR ENDED FEBRUARY,              AUGUST 31,1996
                                                     --------------------------------------------------
PER SHARE DATA:                                   1992         1993         1994         1995         1996      (UNAUDITED)
                                                  ----         ----         ----         ----         ----        ------
    Net asset value, beginning of period..      $10.27       $13.20       $12.21       $10.89      $  8.67       $  9.56
                                                  ----         ----         ----         ----         ----          ----
    INVESTMENT OPERATIONS:
    Investment income (loss)-net..........         .11          .01         (.02)         .10          .10           .05
    Net realized and unrealized gain (loss)
      on investments......................        2.95         (.98)        1.30         (.38)        2.19           .08
                                                  ----         ----         ----         ----         ----          ----
      TOTAL FROM INVESTMENT OPERATIONS....        3.06         (.97)        1.28         (.28)        2.29           .13
                                                  ----         ----         ----         ----         ----          ----
    DISTRIBUTIONS:
    Dividends from investment income-net..        (.13)        (.02)          -         (.09)        (.12)           -
    Dividends from net realized gain
      on investments......................          .-            -       (2.60)        (1.80)       (1.26)          -
    Dividends in excess of net realized gain
      on investments......................          .-            -           -          (.05)        (.02)          -
                                                  ----         ----         ----         ----         ----          ----
      TOTAL DISTRIBUTIONS.................        (.13)        (.02)      (2.60)        (1.94)       (1.40)          -
                                                  ----         ----         ----         ----         ----          ----
    Net asset value, end of period........      $13.20       $12.21      $10.89       $  8.67      $  9.56       $  9.69
                                                  ====         ====         ====         ====         ====          ====
TOTAL INVESTMENT RETURN...................       29.91%       (7.36%)     11.07%        (2.11%)      27.37%         1.36%(1)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets        .95%        1.00%       1.09%         1.10%        1.04%          .53%(1)
    Ratio of net investment income (loss) to
      average net assets..................         .85%         .11%       (.14%)        1.09%         .91%          .53%(1)
    Portfolio Turnover Rate...............       56.95%       90.03%     194.59%       242.75%      268.40%        74.06%(1)
    Average commission rate paid (2)......          .-            -          -            -       $.0790        $.0889
    Net Assets, end of period (000's Omitted)  $631,436    $569,791    $463,323      $372,313     $419,240      $408,643
(1)    Not annualized.
(2)    For fiscal years beginning September 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

See independent accountants' review report and notes to financial statements.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Growth Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (including options) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed Funds in a $300 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended August 31, 1996, the Fund did not borrow under the line of credit.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 1 1\2% of the average value of the Fund's net assets for any full fiscal year. No expense reimbursement was required for the six months ended August 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended August 31, 1996, the Fund was charged an aggregate of $329,295 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $135,994 during the six months ended August 31, 1996.
    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. For the period from May 10, 1996 through August 31, 1996, $5,775 was paid to Mellon pursuant to the custody agreement.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the six months ended August 31, 1996, amounted to $297,979,403 and $303,804,975, respectively.

DREYFUS GROWTH OPPORTUNITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At August 31, 1996, there were no forward currency exchange contracts outstanding.
    (B) At August 31, 1996, accumulated net unrealized appreciation on investments was $9,443,381, consisting of $25,381,985 gross unrealized appreciation and $15,938,604 gross unrealized depreciation.
    At August 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS GROWTH OPPORTUNITY FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GROWTH OPPORTUNITY FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended February 29, 1996 and financial highlights for each of the five years in the period ended February 29, 1996 and in our report dated April 2, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                          [Ernst and Young LLP signature logo]

New York, New York
October 7, 1996


[Dreyfus lion "d" logo]
DREYFUS GROWTH
OPPORTUNITY FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            018SA968
[Dreyfus logo]
Growth Opportunity
Fund, Inc.
Semi-Annual
Report
August 31, 1996